Exhibit 10.4

SIXTH AMENDMENT, dated as of December _31_, 2012 (this “Amendment”), to the CREDIT AGREEMENT dated as of December 31, 2010 (as same may be further amended, restated, modified or otherwise supplemented, from time to time, the “Credit Agreement”) by and among ACETO CORPORATION, a New York corporation, ACETO AGRICULTURAL CHEMICALS CORPORATION, a New York corporation, CDC PRODUCTS CORPORATION, a New York corporation, ACETO PHARMA CORP., a Delaware corporation, ACCI REALTY CORP., a New York corporation, ARSYNCO INC., a New Jersey corporation, ACETO REALTY LLC, a New York limited liability company, and RISING PHARMACEUTICALS, INC. (f/k/a Sun Acquisition Corp.), a Delaware corporation, jointly and severally, (each a “Company” and collectively the “Companies”), the LENDERS which from time to time are parties thereto (individually, a “Lender” and, collectively, the “Lenders”) and JPMORGAN CHASE BANK, N.A., a national banking association as Administrative Agent for the Lenders.

RECITALS

WHEREAS, the Companies have requested and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to amend certain provisions of the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.	Amendments.

(a)           The reference to the amount “$5,800,000” in clause (a) of Section 7.14 of the Credit Agreement is hereby amended and replaced with the amount “$6,100,000”.

            (b)           Section 7.12(d) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

Consolidated Debt Service Coverage Ratio.   Permit Consolidated Debt Service Coverage Ratio to be less than (a) 1.10, for the fiscal quarter ending December 31, 2012 or (b) 1.25:1.00, as of the end of any other fiscal quarter or fiscal year.

                          (c)          Section 7.12(e) of the Credit Agreement is hereby amended and restated in its entirety to provide as follows:

(e)           Intentionally Omitted.

2.            Conditions of Effectiveness.  This Amendment shall become effective as of the date hereof, upon receipt by the Administrative Agent of this Amendment, duly executed by the Companies and the Lenders.

3.            Conforming Amendments.  The Credit Agreement, the Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment.  Except as so amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

4.            Representations and Warranties.  Each Company hereby represents and warrants to the Lenders and the Administrative Agent as follows:

(a)           After giving effect to this Amendment (i) each of the representations and warranties set forth in Article IV of the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on and as of the date of this Amendment except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof or shall result from after giving effect to this Amendment.

(b)           Each Company has the power to execute, deliver and perform this Amendment and each of the other agreements, instruments and documents to be executed by it in connection with this Amendment.  No registration with or consent or approval of, or other action by, any Governmental Authority is required in connection with the execution, delivery and performance of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment by any Company, other than registration, consents and approvals received prior to the date hereof and disclosed to the Lenders and which are in full force and effect.

(c)           The execution, delivery and performance by each Company of this Amendment and each of the other agreements, instruments, and documents to be executed by it in connection with this Amendment, (i) have been duly authorized by all requisite corporate or limited liability company action, and (ii) will not violate  (A) any provision of law applicable to any Company, any rule or regulation of any Governmental Authority applicable to any Company or (B) the certificate of incorporation, by-laws, or articles of organization or operating agreement, as applicable, of any Company.

                       (d)           This Amendment and each of the other agreements, instruments and documents executed in connection with this Amendment to which the Companies are a party have been duly executed and delivered by each Company and constitutes a legal, valid and binding obligation of each Company enforceable, as the case may be, in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally and by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

            (e)           Neither the Articles of Organization or Operating Agreement of Aceto Realty LLC nor the Certificate of Incorporation or By-laws of any other Borrower have been amended, modified, revoked or rescinded since the Closing Date.

5.             Miscellaneous.

Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

The amendments herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or a waiver of any other provision of Credit Agreement or a waiver of any Default or Event of Default which may occur or may have occurred under the Credit Agreement.

This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

6.            Reaffirmation.

Each Company hereby: (a) acknowledges and confirms that, notwithstanding the consummation of the transactions contemplated by this Amendment, (i) all terms and provisions contained in the Security Documents are, and shall remain, in full force and effect in accordance with their respective terms and (ii) the liens heretofore granted, pledged and/or assigned to the Administrative Agent for the benefit of the Lenders as security for the Companies’ obligations under the Notes, the Credit Agreement and the other Loan Documents shall not be impaired, limited or affected in any manner whatsoever by reason of this Amendment; (b) reaffirms and ratifies all the representations and covenants contained in each Security Document; and (c) represents, warrants and confirms the non-existence of any offsets, defenses, or counterclaims to its obligations under any Security Document.

[the next page is the signature page]

IN WITNESS WHEREOF, the Companies, the Lenders and the Administrative Agent have caused this Waiver to be duly executed as of the day and year first above written.

ACETO CORPORATION	ACETO AGRICULTURAL CHEMICALS CORPORATION

By:	By:
Name: Douglas Roth	Name: Douglas Roth
Title: Chief Financial Officer	Title: Secretary/Treasurer

CDC PRODUCTS CORPORATION	ACCI REALTY CORP.

By:	By:
Name: Douglas Roth	Name: Douglas Roth
Title: Secretary/Treasurer	Title: Secretary/Treasurer

ACETO PHARMA CORP.	ARSYNCO INC.

By:	By:
Name: Douglas Roth	Name: Douglas Roth
Title: Secretary/Treasurer	Title: Secretary/Treasurer

ACETO REALTY LLC By: Aceto Corporation, its Sole Member	RISING PHARMACEUTICALS, INC. (f/k/a Sun Acquisition Corp.)

By:	By:
Name: Douglas Roth	Name: Douglas Roth
Title: Chief Financial Officer	Title: Secretary/Treasurer

JPMORGAN CHASE BANK, as Administrative Agent and as a Lender

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

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